UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 AUGUST 25,1998


                               ANGEION CORPORATION
             (Exact name of registrant as specified in its charter)


       Minnesota                   0-17019                     41-1579150
       ---------                   -------                     ----------
(State of incorporation)         (Commission                (I.R.S. Employer
                                 File Number)               Identification No.)



                7601 Northland Drive, Minneapolis, MN 55428-1088
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code: 612/315-2000









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Item 5.  Other Events.

         Filed herewith as Exhibit 99.1 and incorporated herein by reference is a press release dated August 20, 1998 reporting that Angeion Corporation (the "Company") has received Pre-Market Approval from the U.S. Food and Drug Administration for its Sentinel Series of Implantable Cardioverter Defibrillators.

Item 7.  Financial Statements and Exhibits.

                  c.       Exhibits

                           99.1     Press Release, dated August 20, 1998


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ANGEION CORPORATION


                                          /s/ James B. Hickey, Jr.
                                          --------------------------------------
                                          James B. Hickey, Jr.
                                          President and Chief Executive Officer

Dated:  August 25, 1998


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                                INDEX TO EXHIBITS

Exhibit No.   Item                                          Method of Filing
-----------   ----                                          ----------------
99.1          Press Release, dated August 20, 1998          Filed herewith
                                                            electronically.